SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 25, 2003


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
             (Exact name of registrant as specified in its charter)


           VIRGINIA                0-50230                32-0045263
(State or other jurisdiction    (Commission              (IRS Employer
  of incorporation              File Number)             Identification No.)


                          1001 NINETEENTH STREET NORTH
                               ARLINGTON, VA 22209
          (Address of Principal Executive Offices, including Zip Code)

                                 (703) 312-9500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5  - OTHER EVENTS

On August 25, 2003, Friedman, Billings, Ramsey Group, Inc. ("FBR") entered into an uncommitted Master Repurchase Agreement ("Master Repo Agreement") with Georgetown Funding, LLC ("Georgetown Funding") under which FBR may finance up to $5 billion of its portfolio of U.S. Government agency mortgage-backed securities, on the terms set forth in the Master Repo Agreement, a copy of which is attached hereto as Exhibit 10.1.

Georgetown Funding is a special purpose Delaware limited liability company organized for the purpose of issuing extendable commercial paper notes in the asset-backed commercial paper market and entering into reverse repurchase agreements with FBR and its affiliates and various other counterparties unaffiliated with FBR and its affiliates. FBR Investment Management, Inc., a wholly-owned subsidiary of FBR, acts as administrator for Georgetown Funding's commercial paper program pursuant to an Administration Agreement.

ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed as part of this report:

    (c)  Exhibits

        A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date: September 2, 2003       By: /s/ Kurt R. Harrington
                                  -----------------------
                                  Kurt R. Harrington
                                  Chief Financial Officer

                                   EXHIBIT INDEX

      Exhibit
      Number          Description

      10.1            Master Repurchase Agreement, dated August 25, 2003